UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Risk Allocation Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Risk Allocation Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities (including Treasury Inflation Protected Securities).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”).

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities. With respect to the inflation-linked asset class, the Fund may also seek exposure, at times significantly, to commodities and

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	1

commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with

2	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, (net), and its blended benchmark (the “Blended Benchmark”), a 60%/40% blend of MSCI World Index (net)/Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2013. Also included in the table are the individual performance of each of the indices, and returns for the Fund’s peer group, as represented by the Lipper Global Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its primary, blended benchmark and Lipper Average for both the six- and 12-month periods. The Fund uses a risk-balanced approach that invests globally in growth, safety, and inflation-linked asset classes. As a consequence, the Fund has exposures such as credit, TIPS, and commodities (the Fund’s initial investment into commodities was as of November 8, 2013) that are not represented in the primary benchmark and will also tend to be less influenced by equity returns than the blended benchmark.

For both periods, stocks delivered robust returns and were the best performing asset class. Equities in particular have continually worked their way higher with corrections occurring in June, August and October. The first two corrections were directly related to the U.S. Federal Reserve (the “Fed”) hinting at potentially reducing the $85 billion monthly monetary easing program, where the correction in October was related to the U.S federal government shutdown. Credit holdings detracted from performance during the six-month period. However, as investors took comfort in early 2013 in the low default rates and opted to add yield to their portfolios, credit holdings added to performance for the 12-month period. The Fund’s global sovereign allocation detracted from performance for both periods. A sharp rise in interest rates in both periods driven by the speculation of Fed tapering, led to the underperformance, primarily due to holdings in the U.S., Australia and New Zealand.

The Fund’s allocation to global inflation-linked bonds detracted from performance for both periods. U.S. and Canadian linkers were among the worst performers. Low and declining inflation expectations reduced the allure of inflation-linked debt resulting in investors selling these securities throughout 2013.

Over both periods, the Fund’s proprietary implied expected tail loss measures were signaling low tail risk to growth-sensitive assets. (Tail risk is the risk of exposure to material downside events.) An exception was in June, where there was a slight uptick in tail risk given the Fed’s tapering announcement. The Fund’s allocation to growth-sensitive

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	3

assets (equities and credit) was incrementally increased throughout both periods, as despite the risk of tapering, the lower tail risks priced by the option markets indicate a favorable environment for stocks and other growth-sensitive assets. Accordingly, the Fund benefited from its allocation to growth-sensitive assets as they were the best performers for both periods.

Within the Fund’s safety allocation (corporate bonds, global sovereign cash bonds, derivatives such as global bond futures, global interest rate swaps and To-Be-Announced (TBA) securities), the tail risk of sovereign debt had increased globally. U.S. rates had risen sharply due to potential Fed tapering, leading to global rate re-pricing. As a result, the Fund’s allocation to safety suffered losses for both periods. Due to the rising tail risks for sovereign debt, the Fund was repositioned away from safety and towards growth over during the reporting period, mitigating some of the losses.

Towards the end of the reporting period commodities were added to the Fund, which contributed modestly to relative returns. Going forward, the Quantitative Investment Strategies Team (the “Team”) anticipates commodities to contribute to the Fund’s performance. Commodities provide inflation protection, diversification and equally as important, a potential source of return for the Fund.

Derivatives used included futures for investment purposes, which contributed to returns for both periods; forwards, for hedging and investment purposes, which detracted from returns for the six-month period and contributed to returns for the 12-month period; interest rate swaps, for investment purposes, which detracted from returns for both periods; credit default swaps for investment purposes, which had an immaterial impact on performance for the six-month period and contributed to returns for the 12-month period; purchased and written options for investment purposes, which detracted from returns for both periods.

Market Review and Investment Strategy

The beginning of 2013 was a time of great uncertainty. Dominating investor concerns were: a banking crisis in Europe, possible break-up of the euro, as well as a crisis in the Middle East. Concerns later shifted to the U.S. where the looming fiscal cliff and later, tapering concerns, dominated headlines. Ultimately, 2013 turned out well for equity markets, as many countries around the world engaged in monetary accommodation to support and stimulate their economies, notably Japan and Europe. The prevailing view among investors was that as long as monetary policy is accommodative, stocks will keep rising. Within emerging markets, significant changes are taking place, notably in China, especially given the reforms that were proposed by the November Third Plenum. Ultimately, the Team believes the initiatives proposed in China will be a shift in the balance of the economy from an export orientation to internal consumption, which should ultimately benefit the global economy.

4	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index (net) and the Barclays Global Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed-income markets. The blended benchmark represents a blended performance barometer consisting of a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Risk Allocation Fund*
Class A	0.00%	0.57%

Class B**	-0.35%	-0.12%

Class C	-0.38%	-0.12%

Advisor Class†	0.13%	0.86%

Class R†	-0.20%	0.29%

Class K†	-0.01%	0.64%

Class I†	0.18%	1.02%

MSCI World Index (net)	11.59%	26.38%

Blended Benchmark: 60% MSCI World Index (net)/40% Barclays Global Aggregate Bond Index	7.59%	14.14%

Barclays Global Aggregate Bond Index	1.74%	-2.34%

Lipper Global Flexible Portfolio Funds Average	3.70%	10.04%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2013, by 0.04%.

      Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.04%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Risk Allocation Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s blended benchmark as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.57%	-3.72%
5 Years	11.70%	10.73%
10 Years	5.07%	4.61%

Class B Shares
1 Year	-0.12%	-3.81%
5 Years	10.86%	10.86%
10 Years(a)	4.44%	4.44%

Class C Shares
1 Year	-0.12%	-1.04%
5 Years	10.91%	10.91%
10 Years	4.31%	4.31%

Advisor Class Shares†
1 Year	0.86%	0.86%
5 Years	12.04%	12.04%
10 Years	5.37%	5.37%

Class R Shares†
1 Year	0.29%	0.29%
5 Years	11.41%	11.41%
10 Years	4.78%	4.78%

Class K Shares†
1 Year	0.64%	0.64%
5 Years	11.76%	11.76%
Since Inception*	3.94%	3.94%

Class I Shares†
1 Year	1.02%	1.02%
5 Years	12.23%	12.23%
Since Inception*	4.34%	4.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.88%, 1.86%, 0.86%, 1.42%, 1.11% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.31%
5 Years	9.43%
10 Years	4.04%

Class B Shares
1 Year	-4.70%
5 Years	9.55%
10 Years(a)	3.87%

Class C Shares
1 Year	-1.75%
5 Years	9.59%
10 Years	3.74%

Advisor Class Shares†
1 Year	0.25%
5 Years	10.71%
10 Years	4.81%

Class R Shares†
1 Year	-0.39%
5 Years	10.06%
10 Years	4.21%

Class K Shares†
1 Year	-0.07%
5 Years	10.41%
Since Inception*	3.85%

Class I Shares†
1 Year	0.36%
5 Years	10.89%
Since Inception*	4.25%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$6.02	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000	$996.50	$9.61	1.92%
Hypothetical**	$1,000	$1,015.44	$9.70	1.92%
Class C
Actual	$1,000	$996.20	$9.56	1.91%
Hypothetical**	$1,000	$1,015.49	$9.65	1.91%
Advisor Class
Actual	$1,000	$1,001.30	$4.52	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class R
Actual	$1,000	$998.00	$7.61	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class K
Actual	$1,000	$999.90	$6.12	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class I
Actual	$1,000	$1,001.80	$3.96	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	11

Expense Example

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $438.0

*	All data are as of November 30, 2013. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Austria, Belgium, China, Colombia, Denmark, Finland, Hong Kong, Ireland, Israel, Macau, Netherlands, Portugal, Singapore and Spain.

12	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$28,483,659	6.5%
Turkey Government Bond	19,770,497	4.5
New Zealand Government Bond	19,484,388	4.4
Norway Government Bond	19,367,036	4.4
iShares FTSE A50 China Index ETF	15,912,724	3.6
Japanese Government CPI Linked Bond	15,907,919	3.6
Australia Government Bond	15,706,229	3.6
Deutsche Bundesrepublik Inflation Linked Bond	15,191,195	3.5
Canadian Government Bond	12,952,012	3.0
Italy Buoni Poliennali Del Tesoro	11,277,941	2.6
	$174,053,600	39.7%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	13

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2013

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 28.4%
Canada – 3.0%
Canadian Government Bond 4.25%, 12/01/21	CAD	10,550	$12,952,012

France – 2.4%
France Government Bond OAT Series OATI 2.10%, 7/25/23	EUR	6,626	10,342,281

Germany – 3.5%
Deutsche Bundesrepublik Inflation Linked Bond 1.75%, 4/15/20		9,978	15,191,195

Italy – 2.6%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21(a)		8,550	11,277,941

Japan – 3.6%
Japanese Government CPI Linked Bond Series 17 0.10%, 9/10/23	JPY	1,557,348	15,907,919

Sweden – 2.3%
Sweden Government Bond Series 318 0.25%, 6/01/22	SEK	69,065	10,250,219

Turkey – 4.5%
Turkey Government Bond
3.00%, 2/23/22	TRY	19,206	9,787,990
4.50%, 2/11/15		19,612	9,982,507

			19,770,497

United States – 6.5%
U.S. Treasury Inflation Index
0.125%, 7/15/22 (TIPS)(b)	U.S.$	14,158	13,802,473
0.625%, 7/15/21 (TIPS)(b)		7,106	7,345,552
1.125%, 1/15/21 (TIPS)		6,859	7,335,634

			28,483,659

Total Inflation-Linked Securities (cost $124,516,336)			124,175,723

		Shares
COMMON STOCKS – 14.5%
Financials – 3.1%
Capital Markets – 0.4%
Bank of New York Mellon Corp. (The)		3,600	121,320

14	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BlackRock, Inc. – Class A	500	$151,375
Charles Schwab Corp. (The)	4,900	119,952
Credit Suisse Group AG(c)	3,756	112,094
Daiwa Securities Group, Inc.	5,000	48,688
Deutsche Bank AG (REG)	1,890	90,731
Franklin Resources, Inc.	2,100	116,319
Goldman Sachs Group, Inc. (The)	900	152,046
Macquarie Group Ltd.	1,080	53,268
Morgan Stanley	4,800	150,240
Nomura Holdings, Inc.	7,200	57,236
State Street Corp.	2,100	152,481
UBS AG(c)	12,140	230,884

		1,556,634

Commercial Banks – 1.2%
Australia & New Zealand Banking Group Ltd.	5,280	153,377
Banco Bilbao Vizcaya Argentaria SA	10,600	126,307
Banco Espirito Santo SA(c)	3,960	5,532
Banco Santander SA	19,400	172,451
Bank Leumi Le-Israel BM(c)	5,800	23,582
Bank of Ireland(c)	54,590	21,199
Bank of Montreal	1,300	90,060
Bank of Nova Scotia	2,200	135,017
Bank of Yokohama Ltd. (The)	5,000	27,424
Barclays PLC	38,287	169,668
BB&T Corp.	2,800	97,272
BNP Paribas SA	1,900	142,376
BOC Hong Kong Holdings Ltd.	7,500	25,373
CaixaBank SA	17,680	89,403
Canadian Imperial Bank of Commerce	800	68,582
Chiba Bank Ltd. (The)	4,000	27,855
Commerzbank AG	4,310	63,836
Commonwealth Bank of Australia	3,140	222,347
Credit Agricole SA(c)	7,190	89,958
Danske Bank A/S(c)	1,460	33,116
DBS Group Holdings Ltd.	4,000	54,772
DnB ASA	2,350	41,500
Erste Group Bank AG	430	15,096
Hang Seng Bank Ltd.	1,500	24,447
HSBC Holdings PLC	35,770	399,470
Intesa Sanpaolo SpA	20,450	49,298
KBC Groep NV	510	29,104
Lloyds Banking Group PLC(c)	177,660	224,551
Mitsubishi UFJ Financial Group, Inc.	25,100	162,109
Mizuho Financial Group, Inc.	45,000	94,773
National Australia Bank Ltd.	4,410	138,905
National Bank of Canada	400	34,807
Natixis	9,720	53,610
Nordea Bank AB	5,190	66,960
Oversea-Chinese Banking Corp., Ltd.	5,000	41,597

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PNC Financial Services Group, Inc. (The)	1,500	$115,425
Raiffeisen Bank International AG	230	8,465
Resona Holdings, Inc.	5,000	24,834
Royal Bank of Canada	2,800	185,621
Royal Bank of Scotland Group PLC(c)	22,530	120,325
Shizuoka Bank Ltd. (The)	2,000	22,661
Skandinaviska Enskilda Banken AB – Class A	3,110	37,668
Societe Generale SA	1,710	98,126
Standard Chartered PLC	5,030	118,973
Sumitomo Mitsui Financial Group, Inc.	2,600	129,368
Sumitomo Mitsui Trust Holdings, Inc.	8,000	39,440
Svenska Handelsbanken AB – Class A	970	45,018
Swedbank AB – Class A	1,620	41,295
Toronto-Dominion Bank (The)	1,800	163,949
UniCredit SpA	7,980	57,698
United Overseas Bank Ltd.	3,000	50,002
US Bancorp/MN	3,700	145,114
Wells Fargo & Co.	10,100	444,602
Westpac Banking Corp.	6,020	180,184

		5,244,502

Consumer Finance – 0.1%
American Express Co.	2,000	171,600
Capital One Financial Corp.	1,500	107,445
Discover Financial Services	2,200	117,260

		396,305

Diversified Financial Services – 0.4%
Bank of America Corp.	21,200	335,384
Berkshire Hathaway, Inc. – Class B(c)	1,800	209,754
Citigroup, Inc.	5,800	306,936
CME Group, Inc./IL – Class A	1,500	122,925
Exor SpA	1,050	41,101
Groupe Bruxelles Lambert SA	250	22,093
Hong Kong Exchanges and Clearing Ltd.	2,000	35,109
ING Groep NV(c)	7,540	97,837
IntercontinentalExchange Group, Inc.(c)	300	63,987
Investment AB Kinnevik – Class B	650	25,521
Investor AB – Class B	1,180	38,473
JPMorgan Chase & Co.	7,600	434,872
McGraw Hill Financial, Inc.	800	59,600
ORIX Corp.	2,100	38,386

		1,831,978

Insurance – 0.7%
ACE Ltd.	1,100	113,058
Aegon NV	5,200	46,180
Aflac, Inc.	1,800	119,466
Ageas	300	12,648

16	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

AIA Group Ltd.	24,000	$121,502
Allianz SE	900	156,147
Allstate Corp. (The)	2,100	113,967
American International Group, Inc.	2,400	119,400
AMP Ltd.	13,880	58,850
Aon PLC	1,700	138,788
Assicurazioni Generali SpA	2,300	52,699
Aviva PLC	10,250	71,989
Chubb Corp. (The)	1,100	106,095
CNP Assurances	2,547	48,618
Dai-ichi Life Insurance Co., Ltd. (The)	2,000	31,407
Great-West Lifeco, Inc.	2,300	70,783
Manulife Financial Corp.	4,200	80,952
Mapfre SA	11,150	44,226
Marsh & McLennan Cos., Inc.	2,600	123,370
MetLife, Inc.	2,600	135,694
MS&AD Insurance Group Holdings	1,200	32,397
Muenchener Rueckversicherungs AG	520	113,550
NKSJ Holdings, Inc.	1,000	27,807
Power Financial Corp.	2,100	70,873
Prudential Financial, Inc.	1,500	133,140
Prudential PLC	8,680	185,119
QBE Insurance Group Ltd.	4,590	65,410
Sampo – Class A	830	38,638
Sony Financial Holdings, Inc.	1,272	22,697
Sun Life Financial, Inc.	1,700	58,781
Suncorp Group Ltd.	6,670	80,122
T&D Holdings, Inc.	2,050	27,140
Tokio Marine Holdings, Inc.	1,400	46,582
Travelers Cos., Inc. (The)	1,300	117,962
Vienna Insurance Group AG Wiener Versicherung Gruppe	230	12,062
Zurich Insurance Group AG(c)	500	139,352

		2,937,471

Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	1,200	93,324
Equity Residential	1,700	87,618
General Growth Properties, Inc.	4,500	93,375
HCP, Inc.	2,000	73,540
Japan Real Estate Investment Corp.	2	21,085
Link REIT (The)	4,500	21,959
Nippon Building Fund, Inc.	2	23,479
Public Storage	700	106,890
Simon Property Group, Inc.	600	89,910
Unibail-Rodamco SE	260	67,883
Ventas, Inc.	1,400	79,562
Westfield Group	6,080	57,494

		816,119

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.1%
Brookfield Asset Management, Inc. – Class A	1,500	$58,021
CapitaLand Ltd.	7,000	16,889
CapitaMalls Asia Ltd.	6,000	9,754
Cheung Kong Holdings Ltd.	3,000	47,339
City Developments Ltd.	2,000	15,911
Daito Trust Construction Co., Ltd.	200	18,998
Daiwa House Industry Co., Ltd.	2,000	38,934
Global Logistic Properties Ltd.	9,000	21,124
Hang Lung Properties Ltd.	7,000	23,437
Henderson Land Development Co., Ltd.	3,300	19,217
Hulic Co., Ltd.	1,500	26,418
Mitsubishi Estate Co., Ltd.	3,000	83,380
Mitsui Fudosan Co., Ltd.	2,000	68,019
New World Development Co., Ltd.	14,000	18,868
Sino Land Co., Ltd.	12,000	16,387
Sumitomo Realty & Development Co., Ltd.	1,000	47,506
Sun Hung Kai Properties Ltd.	3,000	38,449
Swire Pacific Ltd. – Class A	2,000	24,121
Swire Properties Ltd.	4,000	10,699
Wharf Holdings Ltd.	3,000	24,866

		628,337

		13,411,346

Consumer Discretionary – 1.8%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	800	32,257
Bridgestone Corp.	1,300	47,717
Cie Generale des Etablissements Michelin – Class B	660	71,615
Continental AG	370	77,116
Denso Corp.	1,000	50,202
Johnson Controls, Inc.	3,400	171,734
Magna International, Inc. (Toronto) – Class A	900	72,928
Nokian Renkaat Oyj	310	15,321
Toyota Industries Corp.	800	34,860

		573,750

Automobiles – 0.3%
Bayerische Motoren Werke AG	1,080	123,842
Daihatsu Motor Co., Ltd.	1,000	18,332
Daimler AG	1,790	148,090
Ford Motor Co.	8,600	146,888
Fuji Heavy Industries Ltd.	1,000	28,343
General Motors Co.(c)	3,600	139,428
Honda Motor Co., Ltd.	3,200	135,633
Isuzu Motors Ltd.	4,000	25,610
Mazda Motor Corp.(c)	4,000	18,467
Mitsubishi Motors Corp.(c)	1,800	19,554
Nissan Motor Co., Ltd.	4,900	44,667

18	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Renault SA	450	$39,856
Suzuki Motor Corp.	1,000	25,730
Tesla Motors, Inc.(c)(d)	168	21,383
Toyota Motor Corp.	5,400	337,228
Volkswagen AG	490	127,425
Volkswagen AG (Preference Shares)	250	66,247

		1,466,723

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	2,300	83,053
Compass Group PLC	10,950	164,836
Crown Resorts Ltd.	3,390	52,058
Galaxy Entertainment Group Ltd.(c)	7,000	54,824
Genting Singapore PLC	19,000	22,256
Las Vegas Sands Corp.	1,900	136,192
McDonald’s Corp.	2,000	194,740
Oriental Land Co., Ltd./Japan	200	29,480
Sands China Ltd.	6,000	45,378
Starbucks Corp.	1,800	146,628
Wynn Macau Ltd.	8,000	30,619
Yum! Brands, Inc.	1,300	100,984

		1,061,048

Household Durables – 0.1%
Electrolux AB – Class B	780	18,953
Iida Group Holdings Co., Ltd.	1,400	28,165
Panasonic Corp.	4,300	49,417
Sekisui Chemical Co., Ltd.	3,000	35,214
Sekisui House Ltd.	2,000	27,667
Sony Corp.	2,000	36,558

		195,974

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(c)	700	275,534
priceline.com, Inc.(c)	100	119,233
Rakuten, Inc.	2,299	35,327

		430,094

Leisure Equipment & Products – 0.0%
Nikon Corp.	900	17,100
Sega Sammy Holdings, Inc.	1,100	28,964
Shimano, Inc.	300	26,641

		72,705

Media – 0.5%
British Sky Broadcasting Group PLC	8,000	107,210
CBS Corp. – Class B	2,600	152,256
Comcast Corp. – Class A	4,200	209,454
Comcast Corp. – Special Class A	2,500	120,375
Dentsu, Inc.	900	37,513
DIRECTV(c)	1,700	112,387
DISH Network Corp. – Class A	1,200	64,992
Liberty Global PLC – Class A(c)	1,400	120,134
News Corp. – Class A(c)	875	15,715

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Pearson PLC	3,510	$77,500
Reed Elsevier NV	2,210	47,143
Singapore Press Holdings Ltd.	3,000	10,179
Sirius XM Holdings, Inc.	20,100	75,777
Thomson Reuters Corp.	1,800	67,033
Time Warner Cable, Inc. – Class A	900	124,398
Time Warner, Inc.	2,000	131,420
Twenty-First Century Fox, Inc. – Class A	3,500	117,215
Twenty-First Century Fox, Inc. – Class B	3,500	115,605
Viacom, Inc. – Class B	1,600	128,272
Walt Disney Co. (The)	3,300	232,782
WPP PLC	4,410	97,331

		2,164,691

Multiline Retail – 0.1%
Dollar General Corp.(c)	1,900	108,186
Macy’s, Inc.	2,200	117,172
Target Corp.	1,400	89,502

		314,860

Specialty Retail – 0.2%
Fast Retailing Co., Ltd.	100	38,015
Gap, Inc. (The)	2,400	98,328
Hennes & Mauritz AB – Class B	1,870	79,246
Home Depot, Inc. (The)	3,000	242,010
Inditex SA	430	68,593
Lowe’s Cos., Inc.	2,700	128,196
TJX Cos., Inc.	2,100	132,048

		786,436

Textiles, Apparel & Luxury Goods – 0.2%
Christian Dior SA	400	77,922
Cie Financiere Richemont SA	1,920	194,546
Coach, Inc.	1,600	92,640
Kering	330	73,155
Li & Fung Ltd.	8,000	10,886
Luxottica Group SpA	770	40,624
LVMH Moet Hennessy Louis Vuitton SA	500	94,105
Michael Kors Holdings Ltd.(c)	390	31,805
NIKE, Inc. – Class B	1,800	142,452
VF Corp.	500	117,290

		875,425

		7,941,706

Information Technology – 1.7%
Communications Equipment – 0.1%
Cisco Systems, Inc.	10,700	227,375
Motorola Solutions, Inc.	1,700	111,996
Nokia Oyj(c)	7,380	59,610
QUALCOMM, Inc.	3,400	250,172
Telefonaktiebolaget LM Ericsson – Class B	5,930	73,882

		723,035

20	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 0.3%
Apple, Inc.	1,900	$1,056,533
EMC Corp./MA	4,100	97,785
Hewlett-Packard Co.	6,100	166,835

		1,321,153

Electronic Equipment, Instruments & Components – 0.1%
Corning, Inc.	6,500	111,020
Fujifilm Holdings Corp.	1,300	35,590
Hexagon AB – Class B	590	18,101
Hitachi Ltd.	9,000	66,435
Hoya Corp.	1,100	29,759
Keyence Corp.	100	40,209
Kyocera Corp.	600	31,815
Murata Manufacturing Co., Ltd.	400	34,416
Omron Corp.	800	32,969
TDK Corp.	500	23,384
TE Connectivity Ltd.	2,400	126,528

		550,226

Internet Software & Services – 0.3%
Dena Co., Ltd.	318	6,176
eBay, Inc.(c)	2,300	116,196
Facebook, Inc. – Class A(c)	3,750	176,288
Google, Inc. – Class A(c)	600	635,754
LinkedIn Corp. – Class A(c)	500	112,015
Yahoo Japan Corp.	5,800	28,006
Yahoo!, Inc.(c)	5,600	207,088

		1,281,523

IT Services – 0.3%
Accenture PLC – Class A	1,300	100,711
Amadeus IT Holding SA – Class A	1,260	47,152
Automatic Data Processing, Inc.	1,500	120,030
CGI Group, Inc. – Class A(c)	1,000	37,090
Cognizant Technology Solutions Corp. – Class A(c)	1,300	122,057
Fujitsu Ltd.(c)	6,000	28,008
International Business Machines Corp.	2,200	395,296
Mastercard, Inc. – Class A	200	152,162
Nomura Research Institute Ltd.	400	13,133
NTT Data Corp.	700	25,247
Visa, Inc. – Class A	1,000	203,460

		1,244,346

Office Electronics – 0.0%
Canon, Inc.	2,200	73,275
Ricoh Co., Ltd.	2,000	22,987

		96,262

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.2%
Applied Materials, Inc.	3,300	$57,090
ARM Holdings PLC	4,860	80,388
ASM Pacific Technology Ltd.	1,000	8,313
ASML Holding NV	639	59,724
Broadcom Corp. – Class A	2,600	69,394
Infineon Technologies AG	6,350	64,418
Intel Corp.	9,900	236,016
Texas Instruments, Inc.	3,100	133,300
Tokyo Electron Ltd.	500	27,133

		735,776

Software – 0.4%
Adobe Systems, Inc.(c)	2,800	158,984
Dassault Systemes	540	61,980
Intuit, Inc.	1,500	111,345
Microsoft Corp.	15,100	575,763
Nexon Co., Ltd.	1,700	15,867
Nintendo Co., Ltd.	200	25,824
Oracle Corp.	8,000	282,320
Oracle Corp. Japan	500	19,714
Salesforce.com, Inc.(c)	2,400	125,016
SAP AG	1,810	149,661
VMware, Inc. – Class A(c)	1,000	80,630

		1,607,104

		7,559,425

Health Care – 1.6%
Biotechnology – 0.2%
Alexion Pharmaceuticals, Inc.(c)	800	99,600
Amgen, Inc.	1,600	182,528
Biogen Idec, Inc.(c)	600	174,582
Celgene Corp.(c)	1,100	177,947
CSL Ltd.	1,350	84,337
Elan Corp. PLC(c)	990	17,878
Gilead Sciences, Inc.(c)	3,000	224,430
Novozymes A/S – Class B	520	20,076
Regeneron Pharmaceuticals, Inc.(c)	500	146,930

		1,128,308

Health Care Equipment & Supplies – 0.2%
Abbott Laboratories	3,200	122,208
Baxter International, Inc.	1,400	95,830
Becton Dickinson and Co.	1,200	130,308
Coloplast A/S – Class B	350	22,959
Covidien PLC	1,500	102,390
Essilor International SA	390	40,869
Getinge AB – Class B	730	22,789
Intuitive Surgical, Inc.(c)	200	75,380

22	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Medtronic, Inc.	2,100	$120,372
Stryker Corp.	1,700	126,514
Terumo Corp.	500	26,176

		885,795

Health Care Providers & Services – 0.2%
CIGNA Corp.	800	69,960
Express Scripts Holding Co.(c)	1,600	107,760
Fresenius Medical Care AG & Co. KGaA	1,140	79,959
Fresenius SE & Co. KGaA	224	31,680
McKesson Corp.	1,000	165,890
Ryman Healthcare Ltd.	760	4,792
UnitedHealth Group, Inc.	2,100	156,408
WellPoint, Inc.	1,400	130,032

		746,481

Life Sciences Tools & Services – 0.0%
Thermo Fisher Scientific, Inc.	1,500	151,275

Pharmaceuticals – 1.0%
AbbVie, Inc.	3,200	155,040
Actavis PLC	500	81,535
Allergan, Inc./United States	900	87,345
Astellas Pharma, Inc.	900	53,404
AstraZeneca PLC	2,560	146,796
Bayer AG	1,630	217,116
Bristol-Myers Squibb Co.	3,400	174,692
Chugai Pharmaceutical Co., Ltd.	1,100	26,279
Daiichi Sankyo Co., Ltd.	1,400	25,736
Eisai Co., Ltd.	500	19,544
Eli Lilly & Co.	2,100	105,462
GlaxoSmithKline PLC	9,880	261,372
Johnson & Johnson	5,400	511,164
Merck & Co., Inc.	6,100	303,963
Mitsubishi Tanabe Pharma Corp.	2,000	27,494
Novartis AG	4,530	358,142
Novo Nordisk A/S – Class B	800	143,323
Ono Pharmaceutical Co., Ltd.	200	15,161
Orion Oyj – Class B	500	13,170
Otsuka Holdings Co., Ltd.	700	20,471
Pfizer, Inc.	15,000	475,950
Roche Holding AG	1,380	384,916
Sanofi	2,340	247,242
Shionogi & Co., Ltd.	700	15,411
Shire PLC	2,000	90,558
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,643
Takeda Pharmaceutical Co., Ltd.	1,600	77,792
Teva Pharmaceutical Industries Ltd.	1,860	75,856
UCB SA	210	14,081

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Valeant Pharmaceuticals International, Inc.(c)	900	$96,950
Zoetis, Inc.	970	30,216

		4,276,824

		7,188,683

Industrials – 1.6%
Aerospace & Defense – 0.4%
BAE Systems PLC	13,330	93,131
Boeing Co. (The)	1,400	187,950
European Aeronautic Defence and Space Co. NV	1,650	117,104
General Dynamics Corp.	1,300	119,158
Honeywell International, Inc.	1,500	132,765
Lockheed Martin Corp.	1,000	141,670
Northrop Grumman Corp.	1,300	146,484
Precision Castparts Corp.	500	129,225
Raytheon Co.	1,600	141,888
Rolls-Royce Holdings PLC(c)	8,550	172,501
Safran SA	1,300	85,499
Singapore Technologies Engineering Ltd.	7,000	22,528
United Technologies Corp.	1,700	188,462

		1,678,365

Air Freight & Logistics – 0.1%
Deutsche Post AG	3,970	140,158
FedEx Corp.	1,000	138,700
United Parcel Service, Inc. – Class B	1,400	143,332
Yamato Holdings Co., Ltd.	1,400	29,737

		451,927

Airlines – 0.0%
ANA Holdings, Inc.	11,000	22,240
Japan Airlines Co., Ltd.	500	25,461
Singapore Airlines Ltd.	2,000	16,775

		64,476

Building Products – 0.1%
Asahi Glass Co., Ltd.	3,000	19,374
Assa Abloy AB – Class B	800	40,435
Cie de St-Gobain	1,630	86,522
Daikin Industries Ltd.	900	57,215
LIXIL Group Corp.	1,000	25,914

		229,460

Commercial Services & Supplies – 0.1%
Brambles Ltd.	9,010	77,903
Secom Co., Ltd.	400	24,728
Waste Management, Inc.	2,700	123,336

		225,967

Construction & Engineering – 0.0%
JGC Corp.	1,000	37,332
Vinci SA	1,260	80,912

		118,244

24	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.1%
ABB Ltd. (REG)(c)	8,240	$210,390
Eaton Corp. PLC	1,900	138,054
Emerson Electric Co.	1,800	120,582
Legrand SA	700	38,601
Mitsubishi Electric Corp.	4,000	46,308
Nidec Corp.	300	29,049
Osram Licht AG(c)	162	9,596
Schneider Electric SA	1,030	87,153
Sumitomo Electric Industries Ltd.	2,100	32,778

		712,511

Industrial Conglomerates – 0.3%
3M Co.	1,300	173,563
Danaher Corp.	1,600	119,680
General Electric Co.	21,200	565,192
Hutchison Whampoa Ltd.	4,000	50,907
Keppel Corp., Ltd.	3,000	27,027
Koninklijke Philips NV	2,050	73,310
Siemens AG	1,620	213,829
Toshiba Corp.	8,000	34,596

		1,258,104

Machinery – 0.2%
Alfa Laval AB	920	21,781
Andritz AG	140	8,878
Atlas Copco AB – Class A	1,320	36,703
Atlas Copco AB – Class B	1,220	30,748
Caterpillar, Inc.	1,300	109,980
CNH Industrial NV	3,460	39,563
Cummins, Inc.	1,000	132,360
Deere & Co.	1,000	84,240
FANUC Corp.	400	67,412
Hino Motors Ltd.	2,000	31,090
Illinois Tool Works, Inc.	1,500	119,370
Komatsu Ltd.	1,800	37,542
Kone Oyj – Class B	310	28,453
Kubota Corp.	2,000	34,237
Makita Corp.	500	24,964
Mitsubishi Heavy Industries Ltd.	6,000	38,590
PACCAR, Inc.	1,000	57,310
Sandvik AB	1,980	27,615
Scania AB – Class B	670	13,269
SembCorp Marine Ltd.	3,000	10,607
SKF AB – Class B	1,160	31,590
SMC Corp./Japan	100	24,125
Volvo AB – Class B	2,740	36,039
Wartsila Oyj Abp	570	27,873

		1,074,339

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.0%
Experian PLC	6,990	$128,720
Randstad Holding NV	460	28,628

		157,348

Road & Rail – 0.2%
Canadian National Railway Co.	900	101,227
Canadian Pacific Railway Ltd.	600	91,416
Central Japan Railway Co.	284	34,185
CSX Corp.	4,200	114,534
East Japan Railway Co.	700	57,432
Hankyu Hanshin Holdings, Inc.	4,000	22,083
Kintetsu Corp.	6,000	21,048
MTR Corp., Ltd.	6,000	23,236
Norfolk Southern Corp.	1,300	113,997
Odakyu Electric Railway Co., Ltd.	2,000	17,811
Tobu Railway Co., Ltd.	4,000	19,549
Tokyu Corp.	4,000	26,979
Union Pacific Corp.	900	145,836
West Japan Railway Co.	518	22,675

		812,008

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	3,000	37,900
Marubeni Corp.	3,000	21,783
Mitsubishi Corp.	2,800	55,140
Mitsui & Co., Ltd.	3,400	47,157
Sumitomo Corp.	2,200	27,248
Toyota Tsusho Corp.	1,000	25,801
WW Grainger, Inc.	300	77,376

		292,405

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	2,380	50,566
Auckland International Airport Ltd.	1,830	5,240
Hutchison Port Holdings Trust	12,000	8,159
Transurban Group	5,210	33,251

		97,216

		7,172,370

Consumer Staples – 1.4%
Beverages – 0.3%
Anheuser-Busch InBev NV	1,580	161,063
Asahi Group Holdings Ltd.	900	24,669
Carlsberg A/S – Class B	210	22,966
Coca-Cola Amatil Ltd.	2,360	25,963
Coca-Cola Co. (The)	8,000	321,520
Coca-Cola HBC AG(c)	400	11,213
Diageo PLC	4,930	157,061
Heineken Holding NV	750	47,155
Heineken NV	610	41,405

26	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kirin Holdings Co., Ltd.	2,000	$30,866
PepsiCo, Inc.	3,100	261,826
Pernod Ricard SA	510	57,825
SABMiller PLC (London)	2,820	145,251

		1,308,783

Food & Staples Retailing – 0.3%
Aeon Co., Ltd.	2,000	26,949
Carrefour SA	1,310	51,440
Colruyt SA	330	18,582
Costco Wholesale Corp.	900	112,887
CVS Caremark Corp.	2,600	174,096
Jeronimo Martins SGPS SA	620	12,787
Lawson, Inc.	300	22,008
Loblaw Cos. Ltd.	1,500	60,887
Seven & I Holdings Co., Ltd.	1,500	55,335
Sysco Corp.	2,800	94,164
Tesco PLC	20,310	115,534
Wal-Mart Stores, Inc.	3,700	299,737
Walgreen Co.	2,500	148,000
Wesfarmers Ltd.	1,955	76,417
Whole Foods Market, Inc.	1,200	67,920
Woolworths Ltd.	2,420	74,177

		1,410,920

Food Products – 0.3%
Ajinomoto Co., Inc.	1,000	14,266
Archer-Daniels-Midland Co.	3,100	124,775
Danone	1,140	82,910
General Mills, Inc.	2,200	110,946
Kellogg Co.	1,700	103,088
Kerry Group PLC – Class A	300	19,241
Kraft Foods Group, Inc.	1,900	100,928
Mondelez International, Inc. – Class A	3,300	110,649
Nestle SA	6,500	474,171
Orkla ASA	1,830	14,222
Saputo, Inc.	600	27,342
Unilever NV	3,210	126,103
Unilever PLC	3,190	128,862
Wilmar International Ltd.	7,000	19,617
Yakult Honsha Co., Ltd.	500	25,475

		1,482,595

Household Products – 0.2%
Colgate-Palmolive Co.	1,800	118,458
Kimberly-Clark Corp.	1,000	109,160
Procter & Gamble Co. (The)	5,400	454,788
Reckitt Benckiser Group PLC	2,040	163,662
Svenska Cellulosa AB SCA – Class B	1,450	42,261
Unicharm Corp.	400	25,354

		913,683

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.1%
Beiersdorf AG	960	$97,357
Estee Lauder Cos., Inc. (The) – Class A	1,400	104,944
Kao Corp.	1,000	32,900
L’Oreal SA	480	80,224
Shiseido Co., Ltd.	800	13,712

		329,137

Tobacco – 0.2%
Altria Group, Inc.	4,000	147,920
British American Tobacco PLC	3,850	204,821
Japan Tobacco, Inc.	2,199	74,371
Philip Morris International, Inc.	3,400	290,836
Reynolds American, Inc.	2,100	105,945
Swedish Match AB	320	9,933

		833,826

		6,278,944

Energy – 1.4%
Energy Equipment & Services – 0.2%
Baker Hughes, Inc.	1,900	108,224
Fugro NV	280	17,013
Halliburton Co.	2,500	131,700
National Oilwell Varco, Inc.	1,100	89,650
Schlumberger Ltd.	2,600	229,892
Seadrill Ltd.	750	31,852
Subsea 7 SA	740	14,409
Technip SA	280	28,032
Tenaris SA	1,780	39,881
Transocean Ltd.	2,830	142,433

		833,086

Oil, Gas & Consumable Fuels – 1.2%
Anadarko Petroleum Corp.	1,200	106,584
Apache Corp.	1,000	91,490
BG Group PLC	6,690	136,449
BP PLC	37,480	294,754
Canadian Natural Resources Ltd.	2,200	71,597
Canadian Oil Sands Ltd.	1,400	26,180
Cenovus Energy, Inc.	1,500	43,664
Chevron Corp.	4,000	489,760
ConocoPhillips	2,400	174,720
Crescent Point Energy Corp.	1,200	45,073
Devon Energy Corp.	1,500	90,930
Enbridge, Inc.	1,500	61,705
EnCana Corp.	2,300	43,985
ENI SpA	5,010	119,921
EOG Resources, Inc.	800	132,000
Exxon Mobil Corp.	9,400	878,712
Galp Energia SGPS SA	750	12,422

28	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hess Corp.	1,500	$121,695
Husky Energy, Inc.	1,800	50,804
Imperial Oil Ltd.	1,100	46,803
Inpex Corp.	1,600	18,565
JX Holdings, Inc.	4,000	20,829
Kinder Morgan, Inc./DE	2,500	88,850
Koninklijke Vopak NV	420	25,125
Lundin Petroleum AB(c)	550	11,430
Marathon Oil Corp.	2,900	104,516
Marathon Petroleum Corp.	1,600	132,384
Occidental Petroleum Corp.	1,600	151,936
OMV AG	290	14,206
Origin Energy Ltd.	3,970	50,382
Pembina Pipeline Corp.	1,500	47,645
Phillips 66	1,900	132,259
Repsol SA	1,610	42,216
Royal Dutch Shell PLC – Class A	7,280	243,425
Royal Dutch Shell PLC – Class B	5,210	182,468
Spectra Energy Corp.	3,000	100,650
Statoil ASA	2,200	49,573
Suncor Energy, Inc. (Toronto)	3,100	106,256
Talisman Energy, Inc.	4,000	46,793
TonenGeneral Sekiyu KK	2,000	19,339
Total SA	4,190	253,468
TransCanada Corp.	1,400	61,729
Tullow Oil PLC	2,830	40,189
Valero Energy Corp.	1,400	64,008
Williams Cos., Inc. (The)	2,500	88,050
Woodside Petroleum Ltd.	1,870	63,606

		5,199,145

		6,032,231

Materials – 0.8%
Chemicals – 0.5%
Agrium, Inc. (Toronto)	500	44,991
Air Liquide SA	620	86,339
Air Products & Chemicals, Inc.	600	65,298
Akzo Nobel NV	580	43,656
Asahi Kasei Corp.	4,000	31,603
BASF SE	1,810	192,873
Dow Chemical Co. (The)	3,000	117,180
Ecolab, Inc.	1,300	139,321
EI du Pont de Nemours & Co.	1,800	110,484
Israel Chemicals Ltd.	1,120	9,535
Kuraray Co., Ltd.	2,000	24,885
Linde AG	490	99,958
LyondellBasell Industries NV – Class A	1,600	123,488
Mitsubishi Chemical Holdings Corp.	5,500	25,606
Monsanto Co.	1,100	124,663

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mosaic Co. (The)	1,600	$76,640
Nitto Denko Corp.	500	25,479
Potash Corp. of Saskatchewan, Inc.	1,700	53,246
PPG Industries, Inc.	800	147,248
Praxair, Inc.	800	101,008
Shin-Etsu Chemical Co., Ltd.	800	46,325
Solvay SA	150	22,828
Sumitomo Chemical Co., Ltd.	8,000	32,260
Syngenta AG	350	137,209
Toray Industries, Inc.	4,000	28,324
Umicore SA	180	8,037
Yara International ASA	540	23,512

		1,941,996

Construction Materials – 0.0%
CRH PLC	1,420	35,936
Fletcher Building Ltd.	1,350	10,021
Lafarge SA	630	44,647

		90,604

Containers & Packaging – 0.0%
Amcor Ltd./Australia	3,680	36,913

Metals & Mining – 0.3%
Anglo American PLC	3,930	86,425
Antofagasta PLC	4,360	56,415
ArcelorMittal (Euronext Amsterdam)	2,410	41,403
Barrick Gold Corp.	2,000	33,147
BHP Billiton Ltd.	6,350	216,556
BHP Billiton PLC	4,160	126,204
Boliden AB	1,270	18,519
Fortescue Metals Group Ltd.	13,680	70,738
Freeport-McMoRan Copper & Gold, Inc.	2,100	72,849
Glencore Xstrata PLC(c)	23,036	116,360
Goldcorp, Inc.	1,600	35,612
Hitachi Metals Ltd.	1,000	14,224
JFE Holdings, Inc.	1,600	36,066
Kinross Gold Corp.	5,100	23,951
Newcrest Mining Ltd.	2,330	16,295
Newmont Mining Corp.	1,600	39,728
Nippon Steel & Sumitomo Metal Corp.	15,000	48,707
Rio Tinto Ltd.	1,150	69,248
Rio Tinto PLC	2,640	140,199
Silver Wheaton Corp.	1,300	27,137
Sumitomo Metal Mining Co., Ltd.	2,000	26,648
Teck Resources Ltd. – Class B	1,700	40,910
ThyssenKrupp AG(c)	1,900	49,684
Voestalpine AG	210	10,432
Yamana Gold, Inc.	2,700	24,216

		1,441,673

30	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.0%
UPM-Kymmene Oyj	1,620	$26,874

		3,538,060

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	11,700	411,957
BCE, Inc.	1,200	52,967
Belgacom SA	530	15,741
Bezeq The Israeli Telecommunication Corp., Ltd.	6,763	11,310
BT Group PLC	17,670	107,882
CenturyLink, Inc.	2,300	70,610
Deutsche Telekom AG	5,530	87,670
Elisa Oyj	510	12,844
Koninklijke KPN NV(c)	15,370	50,120
Nippon Telegraph & Telephone Corp.	900	45,246
Orange SA	4,620	60,232
Portugal Telecom SGPS SA	1,230	5,519
Singapore Telecommunications Ltd.	16,000	47,097
TDC A/S	2,010	18,032
Telecom Corp. of New Zealand Ltd.	3,730	6,979
Telecom Italia SpA (ordinary shares)	28,930	28,136
Telefonica SA	7,940	130,858
Telekom Austria AG	620	5,272
Telenor ASA	1,420	34,076
TeliaSonera AB	4,260	34,727
Telstra Corp., Ltd.	8,580	39,475
Verizon Communications, Inc.	5,700	282,834
Vivendi SA	2,290	58,084

		1,617,668

Wireless Telecommunication Services – 0.2%
Crown Castle International Corp.(c)	1,100	81,653
KDDI Corp.	1,060	66,734
Millicom International Cellular SA	240	21,530
NTT DoCoMo, Inc.	3,000	48,198
Rogers Communications, Inc. – Class B	600	26,755
Softbank Corp.	2,000	162,298
StarHub Ltd.	3,000	10,162
Vodafone Group PLC	97,210	360,393

		777,723

		2,395,391

Utilities – 0.5%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	2,000	94,120
Cheung Kong Infrastructure Holdings Ltd.	2,000	13,136
Chubu Electric Power Co., Inc.	1,800	24,341
Chugoku Electric Power Co., Inc. (The)	1,700	24,852
CLP Holdings Ltd.	3,500	28,679

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Contact Energy Ltd.	910	$3,554
Duke Energy Corp.	1,400	97,944
EDP – Energias de Portugal SA	3,760	14,221
Electricite de France	1,300	48,331
Enel SpA	12,970	58,959
Exelon Corp.	2,400	64,584
FirstEnergy Corp.	2,000	65,260
Fortis, Inc./Canada	800	23,453
Fortum Oyj	880	20,140
Iberdrola SA	11,780	75,006
Kansai Electric Power Co., Inc. (The)(c)	2,800	31,819
NextEra Energy, Inc.	1,200	101,508
Power Assets Holdings Ltd.	2,500	20,303
PPL Corp.	3,000	92,130
Southern Co. (The)	1,900	77,197
Tokyo Electric Power Co., Inc.(c)	3,200	17,045

		996,582

Gas Utilities – 0.1%
Gas Natural SDG SA	1,650	41,066
Hong Kong & China Gas Co., Ltd.	11,000	25,969
Osaka Gas Co., Ltd.	5,000	20,230
Snam SpA	6,800	36,554
Tokyo Gas Co., Ltd.	5,000	24,913

		148,732

Independent Power Producers & Energy Traders – 0.0%
Electric Power Development Co., Ltd.	103	3,046
Enel Green Power SpA	8,490	20,854

		23,900

Multi-Utilities – 0.2%
AGL Energy Ltd.	2,170	29,637
Centrica PLC	15,970	88,326
Consolidated Edison, Inc.	1,500	82,815
Dominion Resources, Inc./VA	1,700	110,347
E.ON SE	3,580	68,824
GDF Suez	2,520	58,399
National Grid PLC	10,690	135,366
PG&E Corp.	2,100	84,777
Public Service Enterprise Group, Inc.	1,400	45,766
RWE AG	1,020	39,123
Sempra Energy	1,100	97,284

		840,664

		2,009,878

Total Common Stocks (cost $50,664,960)		63,528,034

32	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 12.5%
Australia – 3.6%
Australia Government Bond Series 124 5.75%, 5/15/21	AUD	9,990	$10,165,421
Series 138 3.25%, 4/21/29(a)		7,175	5,540,808

			15,706,229

New Zealand – 4.5%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	10,425	8,931,188
Series 521 6.00%, 5/15/21		11,935	10,553,200

			19,484,388

Norway – 4.4%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	109,785	19,367,036

Total Governments – Treasuries (cost $58,842,598)			54,557,653

		Shares
INVESTMENT COMPANIES – 8.5%
Funds and Investment Trusts – 8.5%
Invesco Municipal Opportunity Trust		300,406	3,409,608
iShares FTSE A50 China Index ETF		12,023,800	15,912,724
iShares National AMT-Free Muni Bond ETF(d)		53,199	5,570,999
Market Vectors High Yield Municipal Index ETF(d)		185,462	5,383,962
Vanguard MSCI Emerging Markets ETF		147,021	6,098,431
WisdomTree Japan Hedged Equity Fund		15,952	802,545

Total Investment Companies (cost $36,771,265)			37,178,269

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 1.5%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association 3.00%, 8/01/43-12/01/43	U.S.$	3,710	3,583,339
3.50%, 12/01/43, TBA		3,100	3,124,582

Total Mortgage Pass-Throughs (cost $6,771,504)			6,707,921

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.9%
Financials – 0.9%
Real Estate Investment Trusts (REITs) – 0.9%
Hersha Hospitality Trust 6.875%(d)		60,000	$1,409,400
Pebblebrook Hotel Trust 6.50%		65,950	1,371,760
Sabra Health Care REIT, Inc. 7.125%(d)		53,175	1,293,748

			4,074,908

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC 0.00%		735,300	1,203

Total Preferred Stocks (cost $4,479,319)			4,076,111

		Contracts
OPTIONS PURCHASED – CALLS – 0.3%
Options on Funds and Investment Trusts – 0.2%
Industrial Select Sector SPDR Expiration: Jan 2014, Exercise Price: $ 50.00(c)(e)		1,190	131,495
SPDR S&P 500 ETF Trust Expiration: Jan 2014, Exercise Price: $ 173.00(c)(e)		365	315,542
SPDR S&P Retail ETF Expiration: Dec 2013, Exercise Price: $ 88.00(c)(e)		1,350	208,575
Technology Select Sector SPDR Expiration: Dec 2013, Exercise Price: $ 33.00(c)(e)		847	146,108
United States Oil Fund LP Expiration: Dec 2013, Exercise Price: $ 38.00(c)(e)		3,343	5,015

			806,735

		Notional Amount (000)
Swaptions – 0.1%
IRS Swaption, Bank of America, NA Expiration: Feb 2014, Pay 3-month LIBOR (BBA), Receive 1.7075%(c)	U.S.$	44,300	424,830

Total Options Purchased – Calls (premiums paid $1,218,930)			1,231,565

34	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.1%
Swaptions – 0.1%
IRS Swaption, Bank of America, NA Expiration: Feb 2014, Pay 1.7075%, Receive 3-month LIBOR (BBA)(c)	U.S.$	44,300	$199,624
IRS Swaption, Morgan Stanley Capital Services LLC Expiration: Feb 2014, Pay 1.96%, Receive 3-month LIBOR (BBA)(c)		183,330	353,183

Total Options Purchased – Puts (premiums paid $985,746)			552,807

		Shares
RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
CaixaBank SA, expiring 12/10/13(c)		17,680	1,297

Total Rights (cost $1,195)			1,297

SHORT-TERM INVESTMENTS – 25.7%
Investment Companies – 25.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g)+ (cost $112,692,991)		112,692,991	112,692,991

Total Investments Before Security Lending Collateral for Securities Loaned – 92.4% (cost $396,944,844)			404,702,371

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(g) (cost $4,921,782)		4,921,782	4,921,782

Total Investments – 93.5% (cost $401,866,626)			409,624,153
Other assets less liabilities – 6.5%			28,458,288

Net Assets – 100.0%			$438,082,441

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	11	May 2014	$1,133,860	$1,191,190	$57,330
Cattle Feeder Futures	23	January 2014	1,901,055	1,902,963	1,908
Cocoa Futures	60	May 2014	1,615,720	1,673,400	57,680
Coff Robusta Futures	81	March 2014	1,179,716	1,316,250	136,534
Coffee ‘C’ Futures	27	March 2014	1,084,829	1,122,356	37,527
Copper London Metal Exchange Futures	8	January 2014	1,423,617	1,411,650	(11,967)
Corn Futures	52	March 2014	1,123,047	1,103,700	(19,347)
Cotton No. 2 Futures	48	March 2014	1,881,288	1,904,400	23,112
Euro OAT Futures	99	December 2013	17,844,165	18,164,410	320,245
Euro STOXX 50 Index Futures	191	December 2013	7,465,097	8,006,530	541,433
Gas Oil (ICE) Futures	14	June 2014	1,285,925	1,299,900	13,975
Gasoline RBOB Futures	10	December 2013	1,057,370	1,118,376	61,006
Gold 100 OZ Futures	22	February 2014	2,733,114	2,750,880	17,766
Lead London Metal Exchange Futures	25	March 2014	1,333,554	1,302,656	(30,898)
Lean Hogs Futures	67	April 2014	2,511,655	2,516,520	4,865
Live Cattle Futures	57	April 2014	3,054,036	3,077,430	23,394
Long GILT Futures	389	March 2014	69,171,283	69,355,282	183,999
MSCI EAFE Mini Index Futures	341	December 2013	30,876,454	31,938,060	1,061,606
MSCI Emerging Market Mini Futures	412	December 2013	20,782,320	20,886,340	104,020
Natural Gas Futures	21	April 2014	756,302	819,420	63,118
Nickel London Metal Exchange Futures	14	March 2014	1,170,570	1,136,436	(34,134)
NY Harb ULSD Futures	10	January 2014	1,200,851	1,271,592	70,741
Platinum Futures	19	January 2014	1,376,660	1,300,360	(76,300)
PRI Alum London Metal Exchange Futures	38	March 2014	1,732,182	1,676,513	(55,669)
S&P 500 E Mini Index Futures	314	December 2013	26,559,589	28,324,370	1,764,781
S&P TSX 60 Index Futures	25	December 2013	3,428,311	3,629,006	200,695
Silver Futures	18	March 2014	1,796,804	1,802,970	6,166
Soybean Futures	20	January 2014	1,264,682	1,336,500	71,818
Soybean Meal Futures	26	January 2014	1,036,084	1,135,160	99,076
Soybean Oil Futures	56	March 2014	1,380,559	1,372,896	(7,663)
Sugar 11 Futures	76	March 2014	1,537,060	1,459,808	(77,252)
TOPIX Index Futures	41	December 2013	4,633,676	5,052,711	419,035
Wheat (CBT) Futures	38	March 2014	1,261,583	1,270,625	9,042
Wheat (KCB) Futures	39	March 2014	1,394,831	1,383,038	(11,793)
WTI Crude Futures	12	May 2014	1,122,680	1,117,440	(5,240)
Zinc London Metal Exchange Futures	32	February 2014	1,516,994	1,507,200	(9,794)

Sold Contracts
10Yr Canada Govt Bond Futures	59	March 2014	7,126,042	7,146,299	(20,257)

36	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2013	Unrealized Appreciation/ (Depreciation)
10Yr JGB Mini Futures	97	December 2013	$13,701,463	$13,737,840	$(36,377)
Euro OAT Futures	33	December 2013	5,891,855	6,054,803	(162,948)
German Euro Bund Futures	125	December 2013	23,888,598	24,069,459	(180,861)
Italian Govt Euro BTP Bond Futures	43	December 2013	6,585,202	6,789,969	(204,767)
U.S. T-Note 10 Yr (CBT) Futures	166	March 2014	20,800,114	20,812,250	(12,136)

					$4,393,469

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	24,000	USD	239	12/17/13	$4,839
Barclays Bank PLC Wholesale	USD	937	MXN	12,341	12/17/13	2,417
Barclays Bank PLC Wholesale	SEK	22,598	USD	3,388	3/18/14	(49,872)
BNP Paribas SA	USD	299	NZD	358	12/20/13	(7,811)
Citibank, NA	BRL	58,428	USD	25,459	7/14/14	1,670,466
Citibank, NA	USD	23,922	BRL	58,428	7/14/14	(133,027)
Credit Suisse International	JPY	1,707,513	USD	17,547	12/06/13	879,189
Credit Suisse International	USD	3,516	JPY	350,320	12/06/13	(96,165)
Credit Suisse International	CLP	161,112	USD	320	12/17/13	17,496
Credit Suisse International	MXN	12,341	USD	946	12/17/13	5,984
Credit Suisse International	EUR	2,320	USD	3,121	3/18/14	(31,498)
Deutsche Bank AG London	CAD	24,946	USD	24,034	12/05/13	558,092
Goldman Sachs Capital Markets LP	USD	13,609	CAD	14,289	12/05/13	(162,386)
Goldman Sachs Capital Markets LP	AUD	17,605	USD	16,866	12/19/13	857,276
Goldman Sachs Capital Markets LP	EUR	47,668	USD	64,533	12/19/13	(237,412)
Goldman Sachs Capital Markets LP	USD	269	AUD	287	12/19/13	(8,210)
Goldman Sachs Capital Markets LP	NZD	24,504	USD	20,126	12/20/13	213,939
Goldman Sachs Capital Markets LP	JPY	158,271	USD	1,567	3/18/14	21,470
HSBC Bank USA	CAD	1,858	USD	1,796	12/05/13	47,940
JPMorgan Chase Bank, NA	USD	11,820	CAD	12,515	12/05/13	(43,008)
JPMorgan Chase Bank, NA	CAD	12,515	USD	11,790	3/18/14	42,542
Royal Bank of Canada	USD	3,041	CAD	3,153	12/17/13	(74,759)
Royal Bank of Canada	CAD	1,195	USD	1,136	3/18/14	14,534
Royal Bank of Scotland PLC	USD	14,286	JPY	1,458,121	12/06/13	(52,334)
Royal Bank of Scotland PLC	SGD	668	USD	537	12/17/13	4,691
Royal Bank of Scotland PLC	TRY	1,336	USD	666	12/17/13	6,264
Royal Bank of Scotland PLC	USD	2,276	EUR	1,683	12/17/13	11,288
Royal Bank of Scotland PLC	USD	242	JPY	24,000	12/17/13	(7,791)
Royal Bank of Scotland PLC	USD	314	CLP	161,112	12/17/13	(11,892)
Royal Bank of Scotland PLC	ZAR	3,098	USD	308	12/17/13	4,372
Royal Bank of Scotland PLC	AUD	280	USD	268	12/19/13	13,841

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	192	AUD	203	12/19/13	$(7,703)
Royal Bank of Scotland PLC	NOK	120,367	USD	19,596	1/17/14	(16,299)
Royal Bank of Scotland PLC	JPY	1,458,121	USD	14,295	3/18/14	52,045
Standard Chartered Bank	USD	527	SGD	668	12/17/13	5,437
State Street Bank & Trust Co.	JPY	100,928	USD	1,037	12/06/13	51,387
State Street Bank & Trust Co.	EUR	1,683	USD	2,233	12/17/13	(53,826)
State Street Bank & Trust Co.	USD	414	CAD	427	12/17/13	(12,026)
State Street Bank & Trust Co.	USD	653	TRY	1,336	12/17/13	6,109
State Street Bank & Trust Co.	USD	306	ZAR	3,098	12/17/13	(2,518)
State Street Bank & Trust Co.	AUD	144	USD	131	12/19/13	(561)
State Street Bank & Trust Co.	USD	213	AUD	232	12/19/13	(2,508)
UBS AG	USD	33,121	EUR	24,651	12/19/13	374,832
State Street Bank & Trust Co.	TRY	36,857	USD	18,167	1/09/14	57,455
State Street Bank & Trust Co.	NOK	574	USD	94	1/17/14	254
State Street Bank & Trust Co.	SEK	50,057	USD	7,567	3/18/14	(48,205)
State Street Bank & Trust Co.	TRY	3,877	USD	1,872	3/18/14	(7,313)

						$3,857,035

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P Retail ETF(e)	1,350	$92.00	December 2013	$17,502	$(31,050)
Technology Select Sector SPDR(e)	847	36.00	December 2013	1,664	(2,541)
SPDR S&P 500 ETF Trust(e)	365	181.00	January 2014	33,931	(96,360)
United States Oil Fund LP(e)	3,343	43.00	December 2013	63,397	(5,015)

				$116,494	$(134,966)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Agent/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC /(CME Group)	$	218,720	10/07/15	0.451%	3 Month LIBOR	$(469,480)
Morgan Stanley & Co. LLC /(CME Group)	AUD	3,680	7/17/18	6 Month BBSW	3.620%	(1,295)
Morgan Stanley & Co. LLC /(CME Group)	SEK	150,970	8/13/18	3 Month STIBOR	2.110%	256,163
Morgan Stanley & Co. LLC /(CME Group)		33,310	9/25/18	3 Month STIBOR	2.340%	103,606
Morgan Stanley & Co. LLC /(CME Group)	AUD	3,290	9/25/18	6 Month BBSW	3.650%	(6,459)
Morgan Stanley & Co. LLC /(CME Group)	SEK	2,080	9/30/18	3 Month STIBOR	2.250%	5,054
Morgan Stanley & Co. LLC /(CME Group)	AUD	3,160	10/01/18	6 Month BBSW	3.588%	(13,262)
Morgan Stanley & Co. LLC /(CME Group)	SEK	30,800	10/02/18	3 Month STIBOR	2.235%	70,776

38	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Agent/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC /(CME Group)	NOK	1,420	10/02/18	6 Month NIBOR	2.730%	$3,605
Morgan Stanley & Co. LLC /(CME Group)	$	89,270	10/07/18	3 Month LIBOR	1.520%	655,680
Morgan Stanley & Co. LLC /(CME Group)	AUD	240	10/24/18	6 Month BBSW	3.723%	414
Morgan Stanley & Co. LLC /(CME Group)		21,150	11/11/18	6 Month BBSW	3.763%	(2,742)
Morgan Stanley & Co. LLC /(CME Group)	SEK	17,290	11/12/18	3 Month STIBOR	2.048%	10,897
Morgan Stanley & Co. LLC /(CME Group)	NOK	10,110	11/12/18	6 Month NIBOR	2.525%	7,935
Morgan Stanley & Co. LLC /(CME Group)	JPY	379,330	11/12/18	6 Month LIBOR	0.336%	1,936
Morgan Stanley & Co. LLC /(CME Group)	AUD	1,710	11/21/18	6 Month BBSW	3.785%	271
Morgan Stanley & Co. LLC /(CME Group)	SEK	7,270	11/22/18	3 Month STIBOR	1.925%	(2,216)
Morgan Stanley & Co. LLC /(CME Group)	NOK	10,530	11/22/18	6 Month NIBOR	2.440%	677
Morgan Stanley & Co. LLC /(CME Group)	CAD	22,510	10/22/23	3 Month CDOR	2.945%	78,377
Morgan Stanley & Co. LLC /(CME Group)	SEK	37,840	11/05/23	2.678%	3 Month STIBOR	(39,017)
Morgan Stanley & Co. LLC /(CME Group)	CAD	2,350	11/08/23	3 Month CDOR	2.973%	10,704
Morgan Stanley & Co. LLC /(CME Group)	JPY	762,920	11/12/23	6 Month LIBOR	0.740%	(22,890)
Morgan Stanley & Co. LLC /(CME Group)	$	50,640	11/12/23	3 Month LIBOR	2.735%	(319,302)
Morgan Stanley & Co. LLC /(CME Group)	CAD	620	11/20/23	3 Month CDOR	2.965%	1,863
Morgan Stanley & Co. LLC /(CME Group)	SEK	4,750	11/22/23	2.620%	3 Month STIBOR	(724)
Morgan Stanley & Co. LLC /(CME Group)	JPY	37,720	11/22/23	6 Month LIBOR	0.783%	295
Morgan Stanley & Co. LLC /(CME Group)	$	1,540	11/22/23	3 Month LIBOR	2.744%	(10,065)
Morgan Stanley & Co. LLC /(CME Group)	AUD	620	10/01/28	6 Month BBSW	4.628%	(14,307)
Morgan Stanley & Co. LLC /(CME Group)		380	11/21/28	6 Month BBSW	4.890%	(594)
Morgan Stanley & Co. LLC /(CME Group)		810	10/24/43	6 Month BBSW	4.826%	(17,933)
Morgan Stanley & Co. LLC /(CME Group)		710	11/11/43	6 Month BBSW	4.930%	(7,710)
Morgan Stanley & Co. LLC /(LCH, Clearnet)	NZD	57,240	10/25/15	3 Month BKBM	3.479%	(104,781)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

				Rate Type
Clearing Agent/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC /(LCH, Clearnet)	NZD	26,670	11/12/15	3 Month BKBM	3.505%	$(56,168)
Morgan Stanley & Co. LLC /(LCH, Clearnet)		7,760	11/22/15	3 Month BKBM	3.555%	(13,750)

						$105,558

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	ZAR	1,855,220	5/07/14	3 Month JIBAR	5.570%	$142,050
Morgan Stanley Capital Services LLC	MXN	272,995	8/06/14	4 Week TIIE	4.325%	80,964

						$223,014

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Agent/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Morgan Stanley & Co. LLC/(CME Group):
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00%	0.61%		$380	$7,262	$3,094	$4,168
Morgan Stanley & Co. LLC/(INTRCONX):
iTraxx-EUROPE Series 19 5 Year Index,6/20/18*	1.00	0.70	EUR	380	7,795	(4,003)	11,798
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.61		$240	4,586	2,828	1,758
CDX-NAHY Series 21 5 Year Index, 12/20/18*	5.00	3.37		1,740	140,939	121,371	19,568
CDX-NAHY Series 21 5 Year Index, 12/20/18*	5.00	3.37		340	27,540	22,509	5,031
iTraxx-EUROPE Series 20 5 Year Index, 12/20/18*	1.00	0.79	EUR	760	12,611	7,333	5,278

40	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Clearing Agent/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx-XOVER Series 20 5 Year Index, 12/20/18*	5.00%	3.19%	EUR	1,310	$160,092	$123,746	$36,346
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.70		$3,080	51,754	44,268	7,486

					$412,579	$321,146	$91,433

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services LLC:
Korea, 4.875%, 9/22/14, 9/20/18*	(1.00)%	0.53%		$45,660	$(1,080,766)	$(521,389)	$(559,377)

Sale Contracts:
Bank of America, NA:
CDX-CMBX.NA, 5/11/63*	3.00	– 0	–	2,360	(96,410)	(227,999)	131,589
CDX-EMS Series 19 5 Year Index, 6/20/18*	5.00	3.03		3,410	306,501	281,976	24,525
Citibank, NA:
CDX-CMBX.NA, 5/11/63*	3.00	– 0	–	4,725	(193,024)	(469,408)	276,384
CDX-EMS Series 19 5 Year Index, 6/20/18*	5.00	3.03		320	28,763	23,842	4,921
CDX-EMS Series 19 5 Year Index, 6/20/18*	5.00	3.03		650	58,424	52,709	5,715

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-EMS Series 19 5 Year Index, 6/20/18*	5.00%	3.03%	$670	$60,221	$62,006	$(1,785)
CDX-EMS Series 20 5 Year Index, 12/20/18*	5.00	2.89	360	37,432	39,661	(2,229)
Deutsche Bank AG London:
CDX-EMS Series 19 5 Year Index, 6/20/18*	5.00	3.03	1,100	98,871	72,240	26,631
Morgan Stanley Capital Services LLC:
China, 4.25%, 10/28/14, 9/20/18*	1.00	0.61	45,660	906,289	437,246	469,043

				$126,301	$(249,116)	$375,417

*	Termination date

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate market value of these securities amounted to $16,818,749 or 3.8% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $682,647.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	One contract relates to 100 shares.

(f)	Fair valued by the Adviser.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:	MXN – Mexican Peso
AUD – Australian Dollar	NOK – Norwegian Krone
BRL – Brazilian Real	NZD – New Zealand Dollar
CAD – Canadian Dollar	SEK – Swedish Krona
CLP – Chilean Peso	SGD – Singapore Dollar
EUR – Euro	TRY – Turkish Lira
GBP – Great British Pound	USD – United States Dollar
JPY – Japanese Yen	ZAR – South African Rand

42	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Glossary:

BBA – British Bankers’ Association

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

JIBAR – Johannesburg Interbank Agreed Rate

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $284,251,853)	$292,009,380	(a)
Affiliated issuers (cost $117,614,773 – including investment of cash collateral for securities loaned of $4,921,782)	117,614,773
Cash	30,106,036	(b)(c)(d)
Foreign currencies, at value (cost $3,064,590)	3,016,834
Unrealized appreciation of forward currency exchange contracts	4,924,159
Collateral due from Securities Lending Agent	3,530,999
Interest and dividends receivable	1,434,017
Upfront premium paid on credit default swaps	969,680
Unrealized appreciation on credit default swaps	938,808
Upfront premium paid on centrally cleared credit default swaps	325,149
Unrealized appreciation on interest rate swaps	223,014
Receivable for capital stock sold	95,348
Deferred offering expense	55,410
Receivable for variation margin on futures	44,427
Receivable for investment securities sold and foreign currency transactions	46,667
Receivable for terminated centrally cleared interest rate swaps	16,185

Total assets	455,350,886

Liabilities
Due to custodian	313,632
Options written, at value (premiums received $116,494)	134,966
Payable for collateral received on securities loaned	8,452,781
Payable for investment securities purchased	3,180,314
Upfront premium received on credit default swaps	1,218,796
Unrealized depreciation of forward currency exchange contracts	1,067,124
Collateral received from broker	990,000
Unrealized depreciation on credit default swaps	563,391
Payable for capital stock redeemed	537,723
Advisory fee payable	194,196
Distribution fee payable	146,716
Payable for variation margin on centrally cleared interest rate swaps	99,173
Transfer Agent fee payable	46,083
Payable for variation margin on centrally cleared credit default swaps	8,741
Administrative fee payable	6,596
Upfront premium received on centrally cleared credit default swaps	4,003
Accrued expenses	304,210

Total liabilities	17,268,445

Net Assets	$438,082,441

Composition of Net Assets
Capital stock, at par	$269,288
Additional paid-in capital	428,798,704
Distributions in excess of net investment income	(8,261,987)
Accumulated net realized gain on investment and foreign currency transactions	558,775
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	16,717,661

	$438,082,441

See notes to consolidated financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$330,368,424	20,044,766	$16.48	*

B	$18,651,919	1,219,826	$15.29

C	$60,336,478	3,925,634	$15.37

Advisor	$22,933,081	1,385,718	$16.55

R	$3,675,921	224,138	$16.40

K	$2,032,661	123,589	$16.45

I	$83,957	5,083	$16.52

(a)	Includes securities on loan with a value of $8,264,902. (see Note E).

(b)	An amount of $5,797,291 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at November 30, 2013.

(c)	An amount of $11,407,723 has been segregated to collateralize margin requirements for open futures outstanding at November 30, 2013.

(d)	An amount of $10,500,000 has been segregated to collateralize OTC derivatives outstanding at November 30, 2013.

*	The maximum offering price per share for Class A shares was $17.21 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	45

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Interest	$6,611,717
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $65,372)	1,932,833
Affiliated issuers	49,603
Securities lending income	57,412	$8,651,565

Expenses
Advisory fee (see Note B)	2,586,010
Distribution fee—Class A	1,061,739
Distribution fee—Class B	260,874
Distribution fee—Class C	658,762
Distribution fee—Class R	23,136
Distribution fee—Class K	5,682
Transfer agency—Class A	633,674
Transfer agency—Class B	51,285
Transfer agency—Class C	117,405
Transfer agency—Advisor Class	55,514
Transfer agency—Class R	12,045
Transfer agency—Class K	4,553
Transfer agency—Class I	18
Custodian	358,069
Printing	130,814
Audit	89,518
Legal	81,446
Registration fees	66,735
Directors’ fees	59,302
Administrative	41,930
Amortization of offering expenses	8,190
Miscellaneous	74,608

Total expenses before interest expense	6,381,309
Interest expense	14,761

Net expenses		6,396,070

Net investment income		2,255,495

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(8,219,151)
Futures		9,983,666
Options written		(229,847)
Swaps		(3,409,752)
Foreign currency transactions		(5,572,906)
Net change in unrealized appreciation/depreciation of:
Investments		(1,872,918)
Futures		2,874,776
Options written		(18,472)
Swaps		234,950
Foreign currency denominated assets and liabilities		4,916,498

Net loss on investment and foreign currency transactions		(1,313,156)

Contributions from Adviser (see Note B)		405,394

Net Increase in Net Assets from Operations		$1,347,733

See notes to consolidated financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2013*	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,255,495	$6,480,202
Net realized gain (loss) on investment and foreign currency transactions	(7,447,990)	108,652,457
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,134,834	(27,687,945)
Contributions from Adviser (see Note B)	405,394	– 0	–

Net increase in net assets from operations	1,347,733	87,444,714
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,422,750)	(5,695,790)
Class B	(161,119)	(359,155)
Class C	(390,619)	(605,513)
Advisor Class	(392,057)	(615,005)
Class R	(40,772)	(67,478)
Class K	(22,218)	(40,422)
Class I	(818)	(16,248)
Net realized gain on investment transactions
Class A	(26,247,859)	– 0	–
Class B	(2,514,533)	– 0	–
Class C	(5,062,203)	– 0	–
Advisor Class	(2,813,689)	– 0	–
Class R	(395,969)	– 0	–
Class K	(179,858)	– 0	–
Class I	(4,691)	– 0	–
Capital Stock Transactions
Net decrease	(82,176,960)	(54,313,489)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	167,766	– 0	–

Total increase (decrease)	(122,310,616)	25,731,614
Net Assets
Beginning of period	560,393,057	534,661,443

End of period (including distributions in excess of net investment income of ($8,261,987) and undistributed net investment income of $2,573,992, respectively)	$438,082,441	$560,393,057

*	Consolidated (see Note A).

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	47

Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Global Risk Allocation Fund, Inc. (formerly, known as AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 15, 2013. The Subsidiary was incorporated on September 27, 2013. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2013, net assets of the Fund were $438,082,441, of which $19,431,464, or approximately 4.44%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that

48	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	49

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these

50	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	51

Notes to Consolidated Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$124,175,723		$	– 0	–	$124,175,723
Common Stocks:
Financials		6,558,514		6,852,832			– 0	–	13,411,346
Consumer Discretionary		4,831,544		3,110,162			– 0	–	7,941,706
Information Technology		6,426,542		1,132,883			– 0	–	7,559,425
Health Care		4,725,984		2,462,699			– 0	–	7,188,683
Industrials		3,906,846		3,265,524			– 0	–	7,172,370
Consumer Staples		3,470,057		2,808,887			– 0	–	6,278,944
Energy		4,188,859		1,843,372			– 0	–	6,032,231
Materials		1,401,117		2,136,943			– 0	–	3,538,060
Telecommunication Services		961,390		1,434,001			– 0	–	2,395,391
Utilities		1,040,739		969,139			– 0	–	2,009,878
Governments – Treasuries		– 0	–	54,557,653			– 0	–	54,557,653
Investment Companies		37,178,269		– 0	–		– 0	–	37,178,269
Mortgage Pass-Throughs		– 0	–	6,707,921			– 0	–	6,707,921
Preferred Stocks		4,074,908		– 0	–		1,203		4,076,111
Options Purchased – Calls		– 0	–	1,231,565			– 0	–	1,231,565
Options Purchased – Puts		– 0	–	552,807			– 0	–	552,807
Rights		1,297		– 0	–		– 0	–	1,297
Short-Term Investments		112,692,991		– 0	–		– 0	–	112,692,991
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		4,921,782		– 0	–		– 0	–	4,921,782

Total Investments in Securities		196,380,839		213,242,111			1,203		409,624,153
Other Financial Instruments*:
Assets:
Futures		4,390,404		960,468			– 0	–	5,350,872	#
Forward Currency Exchange Contracts		– 0	–	4,924,159			– 0	–	4,924,159
Centrally Cleared Interest Rate Swaps		– 0	–	1,208,253			– 0	–	1,208,253	#
Interest Rate Swaps		– 0	–	223,014			– 0	–	223,014
Centrally Cleared Credit Default Swaps		– 0	–	91,433			– 0	–	91,433	#
Credit Default Swaps		– 0	–	938,808			– 0	–	938,808

52	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(957,403)		$	– 0	–	$	– 0	–	$(957,403)#
Forward Currency Exchange Contracts	– 0	–		(1,067,124)			– 0	–	(1,067,124)
Call Options Written	– 0	–		(134,966)			– 0	–	(134,966)
Centrally Cleared Interest Rate Swaps	– 0	–		(1,102,695)			– 0	–	(1,102,695)#
Credit Default Swaps	– 0	–		(563,391)			– 0	–	(563,391)

Total**	$199,813,840			$218,720,070			$1,203		$418,535,113

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the consolidated portfolio of investments.

**	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks		Asset-Backed Securities
Balance as of 11/30/12	$1,041			$1,196
Accrued discounts/(premiums)	– 0	–		– 0	–
Realized gain (loss)	5			(493,089)
Change in unrealized appreciation/depreciation	4			493,178
Purchases	1,194			– 0	–
Sales	(1,041)			(1,285)
Transfers in to Level 3	– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–

Balance as of 11/30/13	$1,203		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/13*	$9		$	– 0	–

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	53

Notes to Consolidated Financial Statements

	Total
Balance as of 11/30/12	$2,237
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	(493,084)
Change in unrealized appreciation/depreciation	493,182
Purchases	1,194
Sales	(2,326)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 11/30/13	$1,203

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/13*	$9

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

54	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	55

Notes to Consolidated Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of the subsidiary of $63,600 have been deferred and are being amortized on a straight line basis over a one year period starting from October 15, 2013 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, the reimbursement for such services amounted to $41,930.

During the year ended November 30, 2013, the Adviser reimbursed the Fund $405,394 for trading losses incurred due to a trade entry error.

56	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $366,723 for the year ended November 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,825 from the sale of Class A shares and received $5,154, $8,535 and $6,458 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$ 85,027	$617,540	$589,874	$112,693	$48

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $383,183, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .29% of the Fund’s average daily net assets

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	57

Notes to Consolidated Financial Statements

attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $929,498, $3,234,606, $389,003 and $239,501 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$485,911,737	$521,720,992
U.S. government securities	196,243,570	317,605,409

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$408,488,630

Gross unrealized appreciation	$7,757,527
Gross unrealized depreciation	(3,978,010)

Net unrealized appreciation	$3,779,517

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price

58	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2013, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	59

Notes to Consolidated Financial Statements

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of

60	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2013, the Fund held purchased options for non-hedging purposes. During the year ended November 30, 2013, the Fund held written options for non-hedging purposes.

For the year ended November 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/12	– 0	–	$	– 0	–
Options written	210,807,892			3,661,021
Options expired	(93,736,367)			(1,223,786)
Options bought back	(117,065,620)			(2,320,741)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/13	5,905			$116,494

At November 30, 2013, the maximum loss for written call options was unknown with a fair value of $134,966 expiring between December 2013 and January 2014, as reflected in the Portfolio of Investments. In certain circumstances maximum loss amounts may be partially offset by upfront premium received upon entering into the contract.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	61

Notes to Consolidated Financial Statements

having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate

62	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2013, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	63

Notes to Consolidated Financial Statements

by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended November 30, 2013, the Fund held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At November 30, 2013, the Fund had Sale Contracts outstanding with a Maximum Payout Amount of $68,364,062, with net unrealized appreciation of $1,026,227, and terms of less than 50 years, as reflected in the consolidated portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2013, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $219,901. If a trigger event had occurred at November 30, 2013, for those derivatives in a net liability position, an amount of $219,901 would be required to be posted by the Fund.

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Notes to Consolidated Financial Statements

At November 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$504,244	*	Receivable/Payable for variation margin on futures	$617,346	*

Equity contracts	Receivable/Payable for variation margin on futures	4,091,571	*

Commodity contracts	Receivable/Payable for variation margin on futures	755,057	*	Receivable/Payable for variation margin on futures	340,057	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,924,159		Unrealized depreciation of forward currency exchange contracts	1,067,124

Interest rate contracts	Investments in securities, at value	977,637

Equity contracts	Investments in securities, at value	806,735

Equity contracts				Options written, at value	134,966

Interest rate contracts	Unrealized appreciation on interest rate swaps	223,014

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	1,208,253	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	1,102,695	*

Credit contracts	Unrealized appreciation on credit default swaps	938,808		Unrealized depreciation on credit default swaps	563,391

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	91,433	*

Total		$14,520,911			$3,825,579

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	65

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended November 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,616,165)	$(882,016)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	15,805,700	3,341,792

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(205,869)	415,000

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,955,099)	4,999,009

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(624,963)	(329,284)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,417,270)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,348,450)	(91,020)

66	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$12,085	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(241,932)		(18,472)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,293,129)		(21,111)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	883,377		256,061

Total		$(1,715)		$7,669,959

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2013:

Futures:
Average original value of buy contracts	$262,827,714
Average original value of sale contracts	$112,805,007	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$62,527,131
Average principal amount of sale contracts	$273,830,703

Purchased Options:
Average monthly cost	$1,589,474	(a)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	67

Notes to Consolidated Financial Statements

Interest Rate Swaps:
Average notional amount	$136,642,868

Centrally Cleared Interest Rate Swaps:
Average notional amount	$330,312,762	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$45,660,000	(c)
Average notional amount of sale contracts	$23,341,174

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,716,232	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for three months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended November 30, 2013, the Fund earned drop income of $1,600 which is included in interest income in the accompanying consolidated statement of operations.

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Notes to Consolidated Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $8,264,902 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,921,782. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $57,412 and $1,164 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2013; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 101	$102,379	$97,558	$4,922

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	69

Notes to Consolidated Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2013*	Year Ended November 30, 2012

Class A
Shares sold	1,898,146	3,290,533	$31,328,010	$54,569,788

Shares issued in reinvestment of dividends and distributions	1,676,192	319,921	27,477,607	5,195,429

Shares converted from Class B	713,877	988,777	11,739,042	16,466,809

Shares redeemed	(6,859,230)	(6,815,248)	(112,801,333)	(112,743,569)

Net decrease	(2,571,015)	(2,216,017)	$(42,256,674)	$(36,511,543)

Class B
Shares sold	61,697	113,519	$955,557	$1,753,746

Shares issued in reinvestment of dividends and distributions	165,076	22,369	2,523,548	335,841

Shares converted to Class A	(767,285)	(1,056,068)	(11,739,042)	(16,466,809)

Shares redeemed	(398,969)	(464,023)	(6,129,937)	(7,174,680)

Net decrease	(939,481)	(1,384,203)	$(14,389,874)	$(21,551,902)

Class C
Shares sold	175,712	372,190	$2,723,964	$5,773,562

Shares issued in reinvestment of dividends and distributions	312,585	33,798	4,803,113	513,822

Shares redeemed	(902,257)	(788,554)	(13,899,645)	(12,288,998)

Net decrease	(413,960)	(382,566)	$(6,372,568)	$(6,001,614)

Advisor Class
Shares sold	589,573	2,610,749	$9,819,606	$43,626,010

Shares issued in reinvestment of dividends and distributions	137,663	29,746	2,260,849	489,819

Shares redeemed	(1,721,150)	(1,977,262)	(28,308,293)	(33,293,584)

Net increase (decrease)	(993,914)	663,233	$(16,227,838)	$10,822,245

70	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended November 30, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2013*	Year Ended November 30, 2012

Class R
Shares sold	61,035	187,636	$1,017,346	$3,068,833

Shares issued in reinvestment of dividends and distributions	26,721	4,164	436,740	67,452

Shares redeemed	(186,617)	(216,518)	(3,039,048)	(3,567,775)

Net decrease	(98,861)	(24,718)	$(1,584,962)	$(431,490)

Class K
Shares sold	42,791	38,119	$702,388	$630,480

Shares issued in reinvestment of dividends and distributions	12,356	2,500	202,070	40,421

Shares redeemed	(83,794)	(79,697)	(1,385,371)	(1,296,785)

Net decrease	(28,647)	(39,078)	$(480,913)	$(625,884)

Class I
Shares sold	2,487	4,880	$41,168	$81,319

Shares issued in reinvestment of dividends and distributions	336	997	5,505	16,247

Shares redeemed	(51,580)	(6,830)	(910,804)	(110,867)

Net decrease	(48,757)	(953)	$(864,131)	$(13,301)

*	Consolidated (see Note A).

For the year ended November 30, 2013, the Fund received $167,766 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	71

Notes to Consolidated Financial Statements

or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

72	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,226,821	$7,399,611
Net long-term capital gains	38,422,334	– 0	–

Total taxable distributions paid	$41,649,155	$7,399,611

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$6,104,419
Accumulated capital and other losses	(1,414,927	)(a)
Unrealized appreciation/(depreciation)	4,113,090	(b)

Total accumulated earnings/(deficit)	$8,802,582

(a)	As of November 30, 2013, the Fund’s cumulative deferred loss on straddles was $1,414,927.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2013, the Fund did not have any capital loss carryforwards.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	73

Notes to Consolidated Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), foreign currency reclassifications, the redesignation of dividends, reclassifications of paydown gains/losses, the tax treatment of Treasury inflation-protected securities, contributions from the Adviser, proceeds from third party regulatory settlement, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the consolidated statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

74	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.72	$ 15.32		$ 14.36		$ 13.43		$ 11.06

Income From Investment Operations
Net investment income(b)	.10	.22		.25		.25		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	2.42		.97		.95		2.39
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.09	2.64		1.22		1.20		2.66

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.24)		(.26)		(.27)		(.29)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.33)	(.24)		(.26)		(.27)		(.29)

Net asset value, end of period	$ 16.48	$ 17.72		$ 15.32		$ 14.36		$ 13.43

Total Return
Total investment return based on net asset value(c)*	.57%	17.37%		8.57%		9.04%		24.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$330,368	$400,685		$380,338		$399,687		$481,427
Ratio to average net assets of:
Expenses	1.17%	1.09%		1.08%		1.14	%+	1.08%
Net investment income	.58%	1.30%		1.67%		1.83	%+	2.30%
Portfolio turnover rate(d)	158%	163%		87%		69%		111%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2013(a)		2012		2011		2010		2009

Net asset value, beginning of period	$ 16.57		$ 14.34		$ 13.46		$ 12.59		$ 10.39

Income From Investment Operations
Net investment income (loss)(b)	(.03)		.08		.13		.14		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00	)(e)	2.27		.90		.90		2.23
Contributions from Adviser	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)		2.35		1.03		1.04		2.40

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.12)		(.15)		(.17)		(.20)
Distributions from net realized gain on investment transactions	(1.18)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.26)		(.12)		(.15)		(.17)		(.20)

Net asset value, end of period	$ 15.29		$ 16.57		$ 14.34		$ 13.46		$ 12.59

Total Return
Total investment return based on net asset value(c)*	(.12)%		16.44%		7.68%		8.34%		23.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,652		$35,786		$50,797		$78,888		$121,871
Ratio to average net assets of:
Expenses	1.89%		1.85%		1.85%		1.90	%+	1.85%
Net investment income (loss)	(.21)%		.50%		.91%		1.07	%+	1.53%
Portfolio turnover rate(d)	158%		163%		87%		69%		111%

See footnote summary on page 82.

76	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.66	$ 14.42		$ 13.54		$ 12.67		$ 10.44

Income From Investment Operations
Net investment income (loss)(b)	(.02)	.09		.14		.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	2.28		.90		.90		2.25
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	2.37		1.04		1.04		2.43

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.13)		(.16)		(.17)		(.20)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.27)	(.13)		(.16)		(.17)		(.20)

Net asset value, end of period	$ 15.37	$ 16.66		$ 14.42		$ 13.54		$ 12.67

Total Return
Total investment return based on net asset value(c)*	(.12)%	16.54%		7.71%		8.29%		23.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,336	$72,294		$68,095		$75,021		$84,098
Ratio to average net assets of:
Expenses(f)	1.89%	1.82%		1.80%		1.86	%+	1.81%
Net investment income (loss)	(.14)%	.58%		.94%		1.10	%+	1.57%
Portfolio turnover rate(d)	158%	163%		87%		69%		111%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.77	$ 15.36		$ 14.40		$ 13.46		$ 11.08

Income From Investment Operations
Net investment income(b)	.14	.27		.30		.29		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	2.43		.97		.96		2.39
Contributions from Adviser	.02	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.14	2.70		1.27		1.25		2.70

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)		(.31)		(.31)		(.32)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.36)	(.29)		(.31)		(.31)		(.32)

Net asset value, end of period	$ 16.55	$ 17.77		$ 15.36		$ 14.40		$ 13.46

Total Return
Total investment return based on net asset value(c)*	.86%	17.72%		8.85%		9.41%		24.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,933	$42,278		$26,360		$32,205		$56,024
Ratio to average net assets of:
Expenses(f)	.88%	.79%		.79%		.84	%+	.79%
Net investment income	.85%	1.64%		1.96%		2.12	%+	2.59%
Portfolio turnover rate(d)	158%	163%		87%		69%		111%

See footnote summary on page 82.

78	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.66	$ 15.26		$ 14.31		$ 13.38		$ 11.02

Income From Investment Operations
Net investment income(b)	.04	.17		.21		.21		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	2.42		.96		.96		2.38
Contributions from Adviser	.02	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.04	2.59		1.17		1.17		2.62

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.19)		(.22)		(.24)		(.26)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.30)	(.19)		(.22)		(.24)		(.26)

Net asset value, end of period	$ 16.40	$ 17.66		$ 15.26		$ 14.31		$ 13.38

Total Return
Total investment return based on net asset value(c)*	.29%	17.08%		8.19%		8.81%		24.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,676	$5,704		$5,308		$6,391		$6,645
Ratio to average net assets of:
Expenses	1.46%	1.38%		1.38%		1.39	%+	1.32%
Net investment income	.23%	1.01%		1.38%		1.57	%+	2.06%
Portfolio turnover rate(d)	158%	163%		87%		69%		111%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2013(a)		2012		2011		2010		2009

Net asset value, beginning of period	$ 17.68		$ 15.28		$ 14.34		$ 13.40		$ 11.03

Income From Investment Operations
Net investment income(b)	.09		.21		.25		.26		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00	)(e)	2.43		.96		.95		2.38
Contributions from Adviser	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.10		2.64		1.21		1.21		2.66

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.24)		(.27)		(.27)		(.29)
Distributions from net realized gain on investment transactions	(1.18)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.33)		(.24)		(.27)		(.27)		(.29)

Net asset value, end of period	$ 16.45		$ 17.68		$ 15.28		$ 14.34		$ 13.40

Total Return
Total investment return based on net asset value(c)*	.64%		17.40%		8.48%		9.18%		24.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,033		$2,692		$2,924		$2,820		$3,378
Ratio to average net assets of:
Expenses(f)	1.16%		1.07%		1.07%		1.09	%+	1.02%
Net investment income	.57%		1.31%		1.68%		1.88	%+	2.37%
Portfolio turnover rate(d)	158%		163%		87%		69%		111%

See footnote summary on page 82.

80	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.72	$ 15.31		$ 14.36		$ 13.42		$ 11.04

Income From Investment Operations
Net investment income(b)	.10	.29		.33		.32		.33
Net realized and unrealized gain on investment and foreign currency transactions	.05†	2.43		.95		.95		2.39
Contributions from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.16	2.72		1.28		1.27		2.72

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.31)		(.33)		(.33)		(.34)
Distributions from net realized gain on investment transactions	(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.36)	(.31)		(.33)		(.33)		(.34)

Net asset value, end of period	$ 16.52	$ 17.72		$ 15.31		$ 14.36		$ 13.42

Total Return
Total investment return based on net asset value(c)*	1.02%	17.95%		8.97%		9.64%		25.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84	$954		$839		$1,389		$2,146
Ratio to average net assets of:
Expenses	.71%	.64%		.64%		.66	%+	.69%
Net investment income	.98%	1.76%		2.13%		2.30	%+	2.69%
Portfolio turnover rate(d)	158%	163%		87%		69%		111%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	81

Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The Fund accounts for dollar roll transactions as purchases and sales.

(e)	Amount is less than $.005.

(f)	For the year ended November 30, 2013, the expense ratios excluding interest expense would have been 1.88%, 0.87% and 1.15%, for Class C, Advisor Class and Class K, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2013, November 30, 2012, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.04%, 0.07%, 0.03%, 0.20% and 0.27%, respectively.

Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.08%.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.04%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

82	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global Risk Allocation Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of AllianceBernstein Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Global Risk Allocation Fund, Inc. at November 30, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 28, 2014

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	83

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013. For corporate shareholders, 81.60% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 27.33% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2013, the Fund designates $1,742,097 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

84	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

2013 Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Ashwin G. Alankar(2), Vice President Michael DePalma(2), Vice President Leon Zhu(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Alankar, DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	85

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

86	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr. # 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	87

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment Company.	100	Asia Pacific Fund, Inc. since prior to 2009, and Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr.,#, ## 81 (1992)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

88	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	89

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

90	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	91

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Ashwin G. Alankar 40	Vice President	Senior Vice President of the Adviser**, since 2010. Prior thereto, he was associated with Platinum Grove Asset Management, a hedge fund in New York, where he was responsible for equity trading and research since prior to 2009.

Michael DePalma 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Leon Zhu 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

92	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares, Inc. to AllianceBernstein Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio manage-ment team was changed.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	93

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/13 ($MIL)	Advisory Fee Schedule[5]
Global Risk Allocation Fund, Inc.	$520.0	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $80,701 (0.014% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1427.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

94	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Risk Allocation Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.79 1.09 1.85 1.82 1.38 1.07 0.64	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	During the Fund’s most recently completed fiscal year, the Fund purchased and held a position in an ETF, which accounted for 2.49% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holding was 0.03%.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	95

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets.8

Fund	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$520.0	Tail Risk Parity 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum Account Size: $100 m	0.415%	0.515%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.515%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

96	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.	0.509	0.650	1/11

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	97

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.094	1.177	5/11	1.200	13/48

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

98	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,143, $2,318,816 and $27,397 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $432,711 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	99

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

100	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings18 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	7.39	9.55	8.87	9/11	86/109
3 year	10.71	10.33	9.43	5/11	19/102
5 year	4.43	4.43	3.95	6/11	34/93
10 year	6.78	6.98	7.63	6/9	38/54

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmarks.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Global Risk Allocation Fund, Inc.[23]	7.39	10.71	4.43	6.78	8.95
MSCI World Index (Net)	10.69	9.81	1.56	8.59	N/A
Barclays Capital Global Aggregate Index	0.77	4.35	4.13	5.52	N/A
Russell 1000 Value Index	17.63	13.66	3.88	8.77	N/A
Inception Date: June 8, 1932

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would

18	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

23	Volatility, Sharpe Ratio, alpha, beta and R2 are shown as “N/R” due to the change to the Fund’s investment strategy and benchmark on October 8, 2012.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	101

have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Date: May 29, 2013

102	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	103

AllianceBernstein Family of Funds

NOTES

104	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	105

NOTES

106	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	107

NOTES

108	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0151-1113

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2012	$48,000	$326	$20,635
	2013	$51,000	$—	$22,479

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2012	$674,726	$20,961
			$(326)
			$(20,635)
	2013	$370,700	$22,479
			$—
			$(22,479)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2014